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Exhibti 99.1

        LETTER OF TRANSMITTAL

Merisant Company

OFFER TO EXCHANGE ITS 9 1/2% SENIOR SUBORDINATED NOTES DUE 2013, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY AND ALL OF ITS ISSUED AND OUTSTANDING 9 1/2% SENIOR SUBORDINATED NOTES DUE 2013.

PURSUANT TO THE PROSPECTUS DATED              , 2004

          THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON              , 2004, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

  Wells Fargo Bank, N.A., as Exchange Agent

By registered or certified mail:	By regular mail or overnight courier:	By hand:
Wells Fargo Bank, N.A. MAC # N9303-121 Corporate Trust Operations P.O. Box 1517 Minneapolis, MN 55480-1517	Wells Fargo Bank, N.A. MAC # N9303-121 Corporate Trust Operations 6th & Marquette Avenue Minneapolis, MN 55479	Wells Fargo Bank, N.A. 608 Second Avenue South Corporate Trust Operations, 12th Floor Minneapolis, MN 55402
Facsimile (eligible institutions only): (612) 667-4927 Telephone inquiries: (800) 344-5128

        Delivery of this instrument to an address other than as set forth above, or transmission of instructions other than as set forth above, will not constitute a valid delivery.

        The undersigned acknowledges that he or she has received the Prospectus, dated          , 2004 (the "Prospectus"), of Merisant Company, a company organized under the laws of Delaware (the "Company"), and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange up to $225,000,000 aggregate principal amount of the Company's 9 1/2% Senior Subordinated Notes Due 2013 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the Company's issued and outstanding 9 1/2% Senior Subordinated Notes Due 2013 (the "Outstanding Notes"), which have not been so registered.

        For each Outstanding Note accepted for exchange, the registered holder of such Outstanding Note (collectively with all other registered holders of Outstanding Notes, the "Holders") will receive an Exchange Note having a principal amount equal to that of the surrendered Outstanding Note. Registered holders of Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid. Outstanding Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Accordingly, Holders whose Outstanding Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Outstanding Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

        This Letter of Transmittal is to be completed by a Holder of Outstanding Notes if either certificates for such Outstanding Notes are available to be forwarded herewith or tendered by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in 'The Exchange Offer-Procedures for Tendering Outstanding Notes' section of the Prospectus. Holders of Outstanding Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Outstanding Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

        The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Outstanding Notes indicated below. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered hereby.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Outstanding Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the Holder of such Outstanding Notes nor any such other person has an arrangement or understanding with any person to participate in a distribution of such Exchange Notes and that neither the Holder of such Outstanding Notes nor any such other person is an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company.

        The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Outstanding Notes may be offered for resale, resold and otherwise transferred by a Holder thereof (other than a Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holder's business and such Holder has no arrangement with any person to participate in a distribution of such Exchange Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer—Withdrawal Rights" section of the Prospectus.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" herein, please issue the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated below maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" herein, please send the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown in the box herein entitled "Description of Outstanding Notes Delivered."

        THE UNDERSIGNED, BY COMPLETING THE BOX BELOW ENTITLED "DESCRIPTION OF OUTSTANDING NOTES DELIVERED" AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED OUTSTANDING NOTES AS SET FORTH IN SUCH BOX.

        PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

        List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Outstanding Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OUTSTANDING NOTES DELIVERED

Name(s) and Address of Registered Holder(s) (Please fill-in, if blank)	Certificate Number(s)*	Aggregate Principal Amount	Principal Amount Tendered**

Totals:

*	Need not be completed if Outstanding Notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Outstanding Notes represented by the listed certificates. See Instruction 2. Outstanding Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

☐
CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number	Transaction Code Number
☐
CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution Which Guaranteed Delivery

        If Delivered by Book-Entry Transfer, Complete the Following:

Account Number	Transaction Code Number
☐
CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name

Address

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 3, 4 and 5)

              To be completed ONLY if certificates for Outstanding Notes not exchanged and/or Exchange Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal below or if Outstanding Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

  Issue Exchange Notes and/or Outstanding Notes to:

Name:	(Please Type or Print)
Address:	(Zip Code)
Taxpayer Identification No.:

☐ Credit unexchanged Outstanding Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility Account)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 3 and 4)

              To be completed ONLY if certificates for Outstanding Notes not exchanged and/or Exchange Notes are to be delivered to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal below or to such person or persons at an address other than shown in the box entitled "Description of Outstanding Notes Delivered" on this Letter of Transmittal above.

  Deliver Exchange Notes and/or Outstanding Notes to:

Name:	(Please Type or Print)
Address:
(Zip Code)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF IN EACH CASE PROPERLY COMPLETED AND EXECUTED OR AN AGENT'S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE CERTIFICATES FOR OUTSTANDING NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

  PLEASE SIGN HERE

  (All Tendering Holders Must Complete This Letter of Transmittal
  And The Accompanying Substitute IRS Form W-9 or the applicable IRS Form W-8)

Dated:	,	2004
X

X
Signature(s)
Area Code and Telephone Number:

              If a Holder is tendering any Outstanding Notes, this Letter of Transmittal must be signed by the Holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Notes or by any person(s) authorized to become Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name:	(Please Type or Print)
Capacity (full title):
Address:

Telephone:

SIGNATURE GUARANTEE
(If required by Instruction 3)

Signature(s) Guarantees by an Eligible Institution:
(Authorized Signature)
Title:
Name and Firm:
Dated:	,	2004

INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE THE 9 1/2% SENIOR SUBORDINATED NOTES DUE 2013 OF MERISANT COMPANY, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY AND ALL OF THE ISSUED AND OUTSTANDING 9 1/2% SENIOR SUBORDINATED NOTES DUE 2013 OF MERISANT COMPANY.

1.
Delivery Of This Letter And Outstanding Notes; Guaranteed Delivery Procedures.

        This Letter of Transmittal is to be completed by Holders of Outstanding Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer—Procedures for Tendering Outstanding Notes" section of the Prospectus. Certificates for all physically tendered Outstanding Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

        Holders whose certificates for Outstanding Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer—Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined in "The Exchange Offer—Guaranteed Delivery Procedures" section of the Prospectus), (ii) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by mail, hand delivery, facsimile transmission or overnight courier), setting forth the name and address of the holder of Outstanding Notes and the amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal, are deposited by the Eligible Institution within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

        The method of delivery of this Letter of Transmittal, the Outstanding Notes and all other required documents is at the election and risk of the tendering Holders, but delivery will be deemed made only upon actual receipt or confirmation by the Exchange Agent. If Outstanding Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, and made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

        See "The Exchange Offer" section of the Prospectus.

2.
Partial Tenders (Not Applicable to Holders Who Tender By Book-Entry Transfer).

        If less than all of the Outstanding Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Outstanding Notes to be tendered in the box above entitled "Description of Outstanding Notes—Principal Amount Tendered." A reissued certificate representing the balance of nontendered Outstanding Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box of this Letter of Transmittal, promptly after the Expiration Date. See Instruction 4. All of the Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.
Signatures On This Letter, Note Powers and Endorsements, Guarantee Of Signatures.

        If this Letter of Transmittal is signed by the Holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

        If any tendered Outstanding Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

        If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this letter as there are different registrations of certificates.

        When this Letter of Transmittal is signed by the Holder or Holders of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate note powers are required. If however, the Exchange Notes are to be issued, or any untendered Outstanding Notes are to be reissued, to a person other than the Holder, then endorsements of any certificates transmitted hereby or separate note powers are required. Signatures on such certificates(s) must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the Holder or Holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate note powers, in either case signed exactly as the name or names of the Holder or Holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any certificates or note powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

        ENDORSEMENTS ON CERTIFICATES FOR OUTSTANDING NOTES OR SIGNATURES ON NOTE POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

        SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OUTSTANDING NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OUTSTANDING NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OUTSTANDING NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.
Special Issuance and Delivery Instructions.

        Tendering Holders of Outstanding Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Outstanding Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.
Transfer Taxes.

        The Company will pay all transfer taxes, if any, applicable to the transfer of Outstanding Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Outstanding Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the Holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to such tendering Holder and the Exchange Agent will retain possession of an amount of Exchange Notes with a face amount equal to the amount of such transfer taxes due by such tendering Holder pending receipt by the Exchange Agent of the amount of such taxes.

        Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes specified in this Letter of Transmittal.

6.
Waiver of Conditions.

        The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.
No Conditional Tenders.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Outstanding Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

        Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

8.
Mutilated, Lost, Stolen or Destroyed Outstanding Notes.

        Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.
Withdrawal of Tenders.

        Tenders of Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at one of the addresses set forth above. Any such notice of withdrawal must specify the name of the person having tendered the Outstanding Notes to be withdrawn, identify the Outstanding Notes to be withdrawn (including the principal amount of such Outstanding Notes ), and (where certificates for Outstanding Notes have been transmitted) specify the name in which such Outstanding Notes are registered, if different from that of the withdrawing Holder. If certificates for Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the release of such certificates the withdrawing Holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such Holder is an Eligible Institution in which case such guarantee will not be required. If Outstanding Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Outstanding Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination will be final and binding on all parties. Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures described above, such Outstanding Notes will be credited to an account maintained with such Book-Entry Transfer Facility for the Outstanding Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures set forth in "The Exchange Offer—Procedures for Tendering Outstanding Notes" section of the Prospectus at any time on or prior to the Expiration Date.

10.
Requests For Assistance or Additional Copies.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent at the address indicated above.

IMPORTANT TAX INFORMATION

        The following is a summary of the tax certification requirements for prospective U.S. Holders and Non-U.S. Holders (as those terms are defined in the Registration Statement). If a Holder satisfied the certification requirements described below for the Outstanding Notes, then no additional certification is required for the Exchange Notes. For a summary of the material United States federal income tax consequences of the acquisition, ownership and disposition of the Exchange Notes (including the requirements that must be met to avoid backup withholding and federal income tax withholding), Holders should refer to the "Summary of U.S. Federal Income Tax Considerations" section of the Registration Statement.

U.S. HOLDERS: PURPOSE OF SUBSTITUTE IRS FORM W-9

        To prevent backup withholding (currently at a rate of 28%) on any payments received in respect of the Exchange Notes, each prospective U.S. Holder should provide the Company, through the Exchange Agent, with either: (i) such prospective U.S. Holder's correct Taxpayer Identification Number ("TIN") by completing the attached Substitute Internal Revenue Service ("IRS") Form W-9, certifying that the TIN provided is correct (or that such prospective U.S. Holder is awaiting a TIN) and that (A) such prospective U.S. Holder has not been notified by the IRS that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the IRS has notified such prospective U.S. Holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption. Exempt prospective U.S. Holders (including among others, all corporations) should indicate their exempt status on the Substitute IRS Form W-9.

        If the Exchange Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on the Substitute IRS Form W-9 for additional guidance regarding which number to report. If the Company is not provided with the correct taxpayer identification number, a prospective U.S. Holder may be subject to a $50 penalty imposed by the IRS.

NON-U.S. HOLDERS: PURPOSE OF PROVIDING THE APPLICABLE IRS FORM W-8

        To prevent the withholding of U.S. federal income tax at a 30% rate and backup withholding on any payments received in respect of the Exchange Notes, each prospective Non-U.S. Holder must certify, under penalties of perjury, to the Company, through the Exchange Agent, that such owner is a Non-U.S. Holder and must provide such owner's name, address and United States TIN, if any. A prospective Non-U.S. Holder may give the certification described above on IRS Form W-8BEN, which generally is effective for the remainder of the year of signature plus three full calendar years, unless a change in circumstances makes any information on the form incorrect. Special rules apply to foreign partnerships. In general, the foreign partnership will be required to provide a properly executed IRS Form W-8IMY and attach thereto an appropriate certification from each partner. Finally, if a prospective Non-U.S. Holder is engaged in a U.S. trade or business, and if interest on an Exchange Note will be effectively connected with the conduct of such trade or business, the Non-U.S. Holder should provide a properly executed IRS Form W-8ECI. The Exchange Agent will provide a prospective Non-U.S. Holder with an IRS Form W-8 upon request.

TO BE COMPLETED BY ALL TENDERING U.S. HOLDERS (SEE IMPORTANT TAX INFORMATION)
PAYOR'S NAME: THE BANK OF NEW YORK

Name:
SUBSTITUTE IRS FORM W-9 Department of the Treasury Internal Revenue Service	Check appropriate box:	☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other:
Check this box if you are exempt from withholding ☐

	PART I—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT OR INDICATE THAT YOU APPLIED FOR A TIN AND CERTIFY BY SIGNING AND DATING BELOW.	TIN: Social Security Number or Employer Identification Number TIN Applied for ☐

PART II—CERTIFICATION—UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);
Payor's Request for Taxpayer Identification Number ("TIN") and Certification
(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

Signature:	Date:	, 2004
NOTE:
FAILURE BY A PROSPECTIVE HOLDER OF EXCHANGE NOTES TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING (CURRENTLY AT A 28% RATE) ON ANY PAYMENTS RECEIVED BY YOU IN RESPECT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE IRS FORM W-9 FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1 OF SUBSTITUTE IRS FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 28% (or other rate as in effect from time to time) of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature	Date	, 2004

NON-U.S. HOLDERS: IN LIEU OF COMPLETING THE SUBSTITUTE IRS FORM W-9, EACH NON-U.S. HOLDER MUST SUBMIT THE APPLICABLE IRS FORM W-8 (SEE IMPORTANT TAX INFORMATION).

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER

Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

	FOR THIS TYPE OF ACCOUNT:	GIVE NAME AND SOCIAL SECURITY NUMBER (SSN) OF:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)
4.	(a) The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)
	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner (1)
5.	Sole proprietorship or single-owner limited liability company	The owner (3)
	FOR THIS TYPE OF ACCOUNT:	GIVE NAME AND EMPLOYER IDENTIFICATION NUMBER (EIN) OF:
6.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.) (4)
7.	Corporation	The corporation
8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
9.	Partnership or multi-member limited liability company	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's SSN.

(3)
You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).

(4)
List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Section references are to the Internal Revenue Code.

Obtaining a Number, If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

Payees Exempt from Backup Withholding.    The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) are exempt, as is a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding or information reporting: medical and health care payments, attorneys' fees and payments for services paid by a federal executive agency. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)
A corporation.

(2)
An organization exempt from tax under section 501 (a), or an individual retirement plan ("IRA"), or a custodial account under 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

(3)
The United States or any of its agencies or instrumentalities.

(4)
A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(5)
A foreign government or any of its political subdivisions, agencies, or instrumentalities.

(6)
An international organization or any of its agencies or instrumentalities.

(7)
A foreign central bank of issue.

(8)
A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)
A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)
A real estate investment trust.

(11)
An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)
A common trust fund operated by a bank under section 584(a).

(13)
A financial institution.

(14)
A middleman known in the investment community as a nominee or custodian.

(15)
A trust exempt from tax under section 664 or described in section 4947.

Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041(A), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.

Privacy Act Notice.    Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties.

(1)
Penalty for Failure to Furnish Taxpayer Identification Number.    If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information with Respect to Withholding.    If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)
Criminal Penalty for Falsifying Information.    Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR
TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

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